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                                                                 EXHIBIT 10.10.3

                FIRST AMENDMENT TO WARRANTS TO PURCHASE SERIES B
             CONVERTIBLE PREFERRED STOCK OF ODYSSEY HEALTHCARE, INC.


         THIS FIRST AMENDMENT (the "First Amendment") to the Warrants to Purchase Series B Convertible Preferred Stock of Odyssey HealthCare, Inc. dated May 22, 1998 (the "Warrants"), is entered into effective as of November 30, 2000, by and among Odyssey HealthCare, Inc., a Delaware corporation (the "Company"), and the holders of the Warrants signatory hereto (the "Holders").

                                    RECITALS:

A. On May 22, 1998, the Company issued the Warrants pursuant to the terms of the Promissory Note and Warrant Purchase Agreement dated as of May 22, 1998 (the "Purchase Agreement"), by and among the Company, the Holders and the other parties thereto.

B. The Company and the Holders desire to amend the terms and provisions of the Warrants as hereinafter set forth.

C. Section 13 of the Warrants provides that any term of the Warrants may be amended with the written consent of the Company and the holders of more than 50% of shares of Series B Convertible Preferred Stock of the Company issued or issuable upon exercise of the Warrants outstanding as of the date hereof.

D. As of the date of this First Amendment, the Holders hold, in the aggregate, more than 50% of the shares of the Series B Convertible Preferred Stock issued or issuable upon exercise of the Warrants outstanding as of the date hereof.

E. Any capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth in the Warrants.

                                   AGREEMENTS:

         NOW, THEREFORE, in consideration of the foregoing and the agreements herein contained, the parties hereto covenant and agree as follows:

         Section 1 of the Warrants is hereby amended and restated to read in its entirety as follows:

         1. Purchase of Shares. Subject to the terms and conditions hereinafter set forth and set forth in the Purchase Agreement, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company up to the number of fully paid and nonassessable shares of Series B Convertible Preferred Stock of the Company for which this Warrant was originally exercisable on May 22, 1998, as adjusted pursuant to Section 8 of this Warrant and for any exercises of this Warrant before the date of the First



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         Amendment (the "Preferred Stock"). Notwithstanding the foregoing, from and after the date of the completion of the first underwritten public offering of the common stock, par value $0.001 per share ("Common Stock"), of the Company (a "Public Offering"), this Warrant shall be exercisable for up to a number of shares of Common Stock equal to the number of shares of Preferred Stock for which this Warrant was originally exercisable on May 22, 1998, as adjusted pursuant to Section 8 of this Warrant and for any exercises of this Warrant before the date of the First Amendment. From and after the date of the completion of a Public Offering, 1.1.1.1.1. this Warrant shall no longer be exercisable to purchase shares of Preferred Stock and 1.1.1.1.2. all references to "Preferred Stock" in this Warrant, other than in this Section 1, shall be replaced automatically with "Common Stock." The number of shares of Preferred Stock or Common Stock issuable pursuant to this Section 1 (the "Shares") shall be subject to adjustment pursuant to Section 8 hereof.

         2. From and after the completion of a Public Offering, the last paragraph of Section 5 of the Warrants shall be amended and restated to read in its entirety as follows:

         For purposes of this Section 5, the fair market value of one share of Common Stock as of a particular date shall be determined in good faith by the Board of Directors of the Company; provided, that if there is a public trading market for the Company's Common Stock the value will be the closing price of such shares on the day before the date of exercise.

         3. In accordance with Sections 13 and 14 of the Warrants, this First Amendment shall be deemed to be an amendment to each Warrant and shall be binding on all holders of Warrants, whether or not such holder is a signatory to this First Amendment.

         4. Except as herein specifically amended or supplemented, the Warrants shall continue in full force and effect in accordance with their terms.

         5. This First Amendment may be executed and delivered (including by facsimile transmission) in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one agreement, it being understood that all parties need not sign the same counterpart.

         6. This First Amendment shall be governed by the laws of the State of Texas as applied to agreements among Texas residents made and to be performed entirely within the State of Texas.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]



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         IN WITNESS WHEREOF, the parties hereto have duly executed this First
Amendment effective as of the date first written above.

                                   THE COMPANY:

                                   ODYSSEY HEALTHCARE, INC.



                                   By:      /s/ DOUGLAS B. CANNON
                                            ------------------------------------
                                             Douglas B. Cannon
                                             Chief Financial Officer



                                   HOLDERS:


                                   WEISS, PECK & GREER VENTURE ASSOCIATES III,
                                   L.P.


                                   By:      WPG Venture Partners III, L.P., its
                                            general partner

                                   By:      /s/ GIL COGAN
                                            ------------------------------------
                                             Gil Cogan, general partner



                                   WPG ENTERPRISE FUND II, L.P.

                                   By:      WPG Venture Partners III, L.P., its
                                            general partner

                                   By:      /s/ GIL COGAN
                                            ------------------------------------
                                             Gil Cogan, its general partner


       SIGNATURE PAGE TO FIRST AMENDMENT TO WARRANTS TO PURCHASE SERIES B
             CONVERTIBLE PREFERRED STOCK OF ODYSSEY HEALTHCARE, INC.


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                                 OAK INVESTMENT PARTNERS VI, LIMITED PARTNERSHIP

                                 By:      Oak Associates VI, LLC, its general
                                          partner

                                 By:      /s/ Ann H. Lamont
                                          --------------------------------------
                                          Ann H. Lamont
                                          Managing Member



                                 OAK VI AFFILIATES FUND, LIMITED PARTNERSHIP

                                 By:      Oak Associates VI, LLC, its general
                                          partner

                                 By:      /s/ Ann H. Lamont
                                          --------------------------------------
                                          Ann H. Lamont
                                          Managing Member



                                 HIGHLAND CAPITAL PARTNERS III LIMITED
                                 PARTNERSHIP

                                 By:      Highland Management Partners III
                                          Limited Partnership, its general
                                          partner

                                 By:      /s/ WYCLIFFE K. GROUSBECK
                                          --------------------------------------
                                          Wycliffe K. Groesbeck
                                          General Partner


       SIGNATURE PAGE TO FIRST AMENDMENT TO WARRANTS TO PURCHASE SERIES B
             CONVERTIBLE PREFERRED STOCK OF ODYSSEY HEALTHCARE, INC.


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                                 HIGHLAND ENTREPRENEURS FUND III LIMITED
                                 PARTNERSHIP

                                 By:      HEF III, LLC, its general partner



                                 By:      /s/ WYCLIFFE K. GROUSBECK
                                          --------------------------------------
                                          Wycliffe K. Grousbeck, member


       SIGNATURE PAGE TO FIRST AMENDMENT TO WARRANTS TO PURCHASE SERIES B
             CONVERTIBLE PREFERRED STOCK OF ODYSSEY HEALTHCARE, INC.